UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2008

EnerLume Energy Management Corp.
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.  Regulation FD

Item 7.01.  Regulation FD Disclosure.

During the week of January 7, 2008 EnerLume Energy Management Corp. (the “Company”) has scheduled presentations with investors which includes but is not limited to a review of the Company’s business, strategy and financial review.  The presentation is included in Exhibit 99.1 attached.

A copy of the slide presentation is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K and is herein incorporated by reference.  The information in this slide presentation shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liability of that section.  Furthermore, the slide presentation shall not be deemed incorporated by reference into the Company’s filings under the Securities Act of 1933 as amended, or under the Securities Exchange Act of 1934 as amended except as set forth with respect thereto in any such filing.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	EnerLume Investor Presentation
99.2	Select Demo Site Status Report

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERLUME ENERGY MANAGEMENT CORP.

Dated: January 7, 2008	By: /s/ Michael C. Malota
Michael C. Malota
Chief Financial Officer

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ENERLUME ENERGY MANAGEMENT CORP.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	EnerLume Investor Presentation
99.2	Select Demo Site Status Report

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